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                                                                     EXHIBIT 4.1

GT

                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS

                                CUSIP 381226 10 7


                              GOLDEN TELECOM, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT



IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK (PAR VALUE $.01) OF

                              GOLDEN TELECOM, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and any amendments thereto, copies of which are on file with the Secretary of the Corporation, and to the laws of the State of Delaware from time to time in effect, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          GENERAL COUNSEL AND SECRETARY


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                                                                - as tenants in common
TEN ENT                                                        - as tenants by the entireties
JT TEN             - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT-.........................Custodian........................
                (Cust)                    (Minor)
            under Uniform Gifts to Minors
            Act.............................................
                               (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                             hereby sell, assign and transfer
unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                                                          shares

of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                      Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.